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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                        Date of Report:  September 7, 1994
                Date of earliest event reported:  September 6, 1994


                                      SCEcorp
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                     1-9936                95-4137452
(State or other jurisdiction of       (Commission          (I.R.S. employer
incorporation or organization)        file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-2222
               (Registrant's telephone number, including area code)


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Item 5.     Other Events

        On September 6, 1994, Southern California Edison Company ("Edison") issued a press release announcing the signing of a memorandum of understanding with the California Public
Utilities Commission's ("CPUC") Division of Ratepayer
Advocates ("DRA") that will form the basis for negotiation of a final settlement regarding Edison's 1995 General Rate Case ("GRC"). The memorandum of understanding provides for: (1) a $67 million non-fuel revenue decrease in Edison's GRC, (2) an accelerated eight-year recovery of Edison's $2.7 billion remaining investment in San Onofre Nuclear Generating Station Units 2 and 3 (SONGS 2 & 3) at a reduced rate of return, and
(3) an incentive pricing plan for electricity produced by SONGS 2 & 3. Edison and the DRA will seek CPUC approval of the proposed settlement by the end of 1994. Copies of the press release and memorandum of understanding are filed herewith as Exhibits 20.1 and 20.2 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits

            See Exhibit Index on page 4.


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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SCEcorp


                                                 C. Alex Miller
                                      ----------------------------------
                                                 C. Alex Miller
                                                    Treasurer

September 7, 1994
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                                   EXHIBIT INDEX



Exhibit
Number                            Description
- - -------                           -----------

  20.1 Press Release Regarding General Rate Case Memorandum of Understanding with DRA.

  20.2                       Memorandum of Understanding Between
                             Edison and DRA re 1995 General Rate Case.